As filed with the Securities and Exchange Commission on March 30, 1999

                                                         Registration No. 333-

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             Marcam Solutions, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                                    04-3371621

(State or other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)

                  95 Wells Avenue, Newton, Massachusetts 02159
               (Address of Principal Executive Offices) (Zip Code)

                              --------------------

                     Marcam Solutions, Inc. 1997 Stock Plan
                            (Full Title of the Plan)

                              --------------------

                                JONATHAN C. CRANE
                 Chairman, President and Chief Executive Officer
                             Marcam Solutions, Inc.
                                 95 Wells Avenue
                           Newton, Massachusetts 02159
               (Name and Address of Agent for Service of Process)

                                 (617) 965-0220
          (Telephone Number, including Area Code, of Agent for Service)

                              --------------------
                                    Copy to:

                              Mark H. Burnett, Esq.
                         TESTA, HURWITZ & THIBEAULT, LLP
                                 125 High Street
                           Boston, Massachusetts 02110
                                 (617) 248-7000

                                       Calculation of Registration Fee
===============================================================================================================================
  Title of Securities to be        Amount to be        Proposed maximum          Proposed maximum        Amount of registration
          registered                registered        offering price per     aggregate offering price             fee
                                                             share

        Common Stock,                 750,000              $2.9375(1)              $2,203,125(1)                $612.47(1)
        par value $.01

===============================================================================================================================

   (1) Pursuant to Rule 457(h), the price of $2.9375 per share, which is the average of the high and low prices reported on The Nasdaq National Market on March 26, 1999, is set forth solely for purposes of calculating the filing fee.

      This Registration Statement registers additional securities of the same class as other securities for which a registration statement filed on this form relating to the 1997 Stock Plan is effective. Pursuant to General Instruction E of Form S-8, the Registrant incorporates herein by reference the contents of the Registrant's Post-Effective Amendment No. 1 on Form S-8 to Form S-4 (Registration No. 333-29285).

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.

      Exhibit No.                   Description of Exhibit

             4.1                    Marcam Solutions, Inc. 1997 Stock Plan, as amended.

             5.1                    Opinion of Testa, Hurwitz & Thibeault, LLP.

            23.1                    Consent of Testa, Hurwitz & Thibeault, LLP
                                    (contained in its opinion as Exhibit 5.1).

            23.2                    Consent of PricewaterhouseCoopers LLP.

            24.1                    Power of Attorney (contained in the Signatures).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts, on this 30th day of March, 1999.

                                    MARCAM SOLUTIONS, INC.

                                    By:    /s/ Diane R. Tormey
                                           -----------------------------------
                                               Diane R. Tormey
                                               Vice President, General Counsel
                                               and Secretary


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Jonathan C. Crane and Diane R. Tormey his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

               Signature                                  Title                             Date
               ---------                                  -----                             ----
  /s/  Jonathan C. Crane                  Chairman President and Chief           March 30, 1999
------------------------------------      Executive Officer
Jonathan C. Crane                         (Principal Executive
                                          Officer)

  /s/  Denis E. Liptak                    Vice President of Finance and          March 30, 1999
------------------------------------      Chief Financial Officer
Denis E. Liptak                           (Principal Financial and
                                          Accounting Officer)

  /s/  John Campbell                      Director                               March 30, 1999
------------------------------------
John Campbell




               Signature                                  Title                             Date
               ---------                                  -----                             ----
  /s/  E. Clark Grimes                    Director                               March 30, 1999
------------------------------------
E. Clark Grimes

  /s/  Joe M. Henson                      Director                               March 30, 1999
------------------------------------
Joe M. Henson

  /s/  Michael J. Quinlan                 Director                               March 30, 1999
------------------------------------
Michael J. Quinlan

  /s/  Franchon M. Smithson               Director                               March 30, 1999
------------------------------------
Franchon M. Smithson

  /s/  William W. Wyman                   Director                               March 19, 1999
------------------------------------
William W. Wyman

                                     EXHIBIT INDEX

  Exhibit            Description of Exhibit
  -------            ----------------------
       4.1           Marcam Solutions, Inc. 1997 Stock Plan, as amended.

       5.1           Opinion of Testa, Hurwitz & Thibeault, LLP.

      23.1           Consent of Testa, Hurwitz & Thibeault, LLP (contained in its opinion as Exhibit 5.1).

      23.2           Consent of PricewaterhouseCoopers LLP.

      24.1           Power of Attorney (see Signatures section of this Registration Statement).